UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 5, 2020

Health Discovery Corporation

(Exact name of registrant as specified in charter)

Georgia	333-62216	74-3002154
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2002 Summit Blvd, Suite 300, Atlanta GA  30319

(Address of principal executive offices / Zip Code)

(404) 566-4865

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d—2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e—4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	HDVY	NA

Item 8.01 Other Events.

As previously disclosed, on February 7, 2020 two shareholders of Health Discovery Corporation (the “Company” or “HDC”), William F. Quirk, Jr. (“Quirk”) and Cindy Bear (“Bear”), filed a motion for a temporary restraining order and preliminary injunction in DeKalb County Superior Court. Among the items in the motion, Quirk and Bear requested to have a special meeting of the shareholders and Quick and Bear allege misconduct by the Company and its directors.

On March 2, 2020, having received no relief, Quirk and Bear dismissed their action in DeKalb County and filed a new lawsuit in Fulton County Superior Court based on substantially similar allegations and seeking similar relief. On March 4, 2020, the Fulton County court ordered a hearing on the emergency motion for a temporary restraining order against the Company for the following day.

At the hearing on March 5, 2020, Quirk and Bear presented their version of the facts through affidavits submitted by both Quirk and Bear, arguing that the affidavits supported the emergency relief they sought. The judge denied the motion and did not enter a temporary restraining order. The court set an evidentiary hearing on Quirk and Bear’s motion for a preliminary injunction for March 27, 2020.

As previously disclosed, the Company has been working to bring its regulatory and financial filings current by filing its annual report on Form 10-K. The Company continues to work toward completing this filing by March 31, 2020. In addition, the Company previously stated that it intends to schedule a shareholder meeting soon after filing the 10-K, but no later than June 30, 2020. The Company is targeting a potential shareholder meeting on May 27, 2020. However, these dates may need to be adjusted solely because of the significant time and resources that the Company is being forced to spend refuting the baseless claims brought by Quirk and Bear.

The Company firmly denies Quirk and Bear’s claims and will continue to defend itself. This litigation will continue to unnecessarily deplete the Company’s resources to the detriment of all shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH DISCOVERY CORPORATION

Dated: March 6, 2020	By:	/s/ George H. McGovern, III
George H. McGovern, III Chairman & Chief Executive Officer